UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


410 Broadway, 2nd Floor, Laguna Beach, CA 92651
-----------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


(949) 376-3125   (949) 376-9117 FAX
-----------------------------------
(ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)

FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant

Item 2.  Acquisition or Disposition of Assets

Item 3.  Bankruptcy or Receivership

Item 4.  Changes in Registrant's Certifying Accountant

Item 5.  Other Events

Item 6.  Resignation of Registant's Directors

Item 7.  Financial Statements and Exhibits

Item 8.  Change in Fiscal Year

Item 9.  Change in Security Ratings

Signatures

Exhibit 1

   Item 1.  Changes in Control of Registrant

Not Applicable

   Item 2.  Acquisition or Disposition of Assets

Senior Care Industries, Inc. ["SENR"] announces that on April 28, 2000 that it purchased Nobel Concepts Fidelity, a furniture manufacturing company in San Diego, California. The sale was effective on January 1, 2000 and was executed by the parties on April 28, 2000. The effective date of the transaction means that the income and expense of the operation of Nobel Concepts will become a part of the SENR consolidated balance sheet and income statement as of January 1, 2000.

The purchase price was 750,000 shares of SENR common stock issued to the shareholders of record of Nobel Concepts Fidelity, Inc. as of the date of closing which was on April 28, 2000. The stock in SENR was unregistered but is registerable under Rule 230.144 of the Securities & Exchange Act of 1933, as amended.

Nobel Concepts Fidelity leases two properties, a 21,000 square foot facility and another 20,000 square foot facility, both in El Cajon, California. The leases are gross leases with a monthly rental of .33 cents per square foot and both leases will terminate on May 1, 2002.

The President of Nobel Concepts Fidelity, Robert Eschwege, shall continue as President of that company and shall continue to operate and manage the entire furniture facility overseeing both manufacturing and sales.

The company was formed in 1992 and has developed a reputation in the furniture manufacturing business as a manufacturer of quality mission style hard wood furniture which is presently marketed and sold throughout the United States.

This purchase is a part of the plan of SENR to vertically integrate its services to seniors by being able to supply furniture to its high end assisted living developments.

Senior Care Industries is a diversified firm consisting of a real estate division, a manufacturing division, and a pharmaceutical nutriceutical division.

The pharmaceutical division acquires nutriceutical and or pharmaceutical manufacturing companies and web based health products distributors as a feeder to manufacture and sell the products through an" E-commerce pharmacy. The Company pharmaceutical division has developed a program to include a full service web-based senior support system that sells direct to the consumer, related health products in the financial services sector, including life insurance, health insurance, dietary advice, holistic medical alternatives, water and air purification. The Company is finalizing a web-site and a support staff offering 24 hour access to these products and services.

The manufacturing division acquires furniture manufacturing companies and food manufacturing companies, enabling the firm to service its Age restricted communities with its own food and furnish its facilities through its own manufacturing companies.

The real estate division invests in, manages, and develops conventional housing and senior housing, with an emphasis on affordable for-sale and rental, age-restricted independent living communities, and on a market sensitive case by case basis, assisted living communities and commercial properties.

The real estate division builds, develops, services, acquires, finances, and manages a diverse portfolio of real estate. The Real Estate Division is run by senior officers of the Company who are themselves a diverse mix of real estate and health care professionals whose decades of experience enable the company to focus on three distinct real estate markets; (i) Age-restricted active living senior housing, (ii) conventional housing consisting of town-home, apartments and condominiums; (iii) and commercial retail development, with a particular emphasis on retail development that is ancillary to the Company's housing project.

Because of their expertise and the fact that the principal officers and directors of the Company's Real Estate Division are bi-coastal, the Real Estate Division is able to focus on the development of its projects on the East Coast, with an emphasis on the New York-New Jersey Metropolitan area, California, with an emphasis on Southern California, and in Las Vegas and New Mexico, thereby accessing and profiting from the most diverse and fundamentally sound real estate markets in the country.

On April 30, 1999 Senior Care Industries acquired a licensing agreement with CF Kent, a diversified manufacturer of furniture with separate 100,000 square foot plants in Beijing and Shanghai, enabling the company to manufacture high end furniture for its facilities at wholesale prices. CF Kent has a 10 year history of manufacturing furniture for US furniture manufacturers who sell the products to retail stores throughout the United States. The company is seeking to expand its manufacturing capabilities by acquiring a domestic furniture manufacturer. In addition, the Company is seeking a food manufacturing company to acquire in order to service the food needs of its Senior facilities.

Although the Real Estate Division of the Company will continue it's west coast development in Las Vegas, New Mexico, Arizona and California, it is placing particular emphasis on locating opportunities within southern California's "sixty mile circle". The Evergreen Manor II project owned by the Company, as well as the commercial project in Laguna Beach that is owned by the Company, fall within the "sixty mile circle", which is the area within sixty miles of downtown Los Angeles.

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Financial Statements and Exhibits

                   SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY
                          Nobel Concepts Fidelity, Inc.
                              Financial Statements
                         For Period Ended March 31, 2000
                                       And
                   Projections for the Period from May 1, 2000
                                To April 30, 2001

                                                                  Page

Independent Auditor's Report                                       4

Balance Sheet - Assets                                             5

Liabilities & Equity                                               6

Statement of Operations                                            7

Statement of Cash Flows                                            8

Notes to Financial Statements                                      9

Projections for the First Year of Operations                      13

JOHN H. SPURGEON CPA                                           May 12, 2000
1787 E. Alosta Ave.
Glendora, CA  91740

INDEPENDENT AUDITORS' REPORT
----------------------------

Board of Directors
Senior Care Industries, Inc. (The Company)
Las Vegas, Nevada 89102

I have reviewed the Balance Sheet of Senior Care Industries, Inc., as of March 31, 2000 and the related Statements of Operations, Stockholders' Equity and Cash Flows for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



/S/ John H. Spurgeon CPA

                   SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY

                                  BALANCE SHEET

                                     ASSETS

                                               March 31, 2000  December 31, 1999
                                               (Consolidated)   (Unconsolidated)
CURRENT ASSETS:

Cash                                           $    105,228        $     38,117
Deposits                                            110,859              45,000
Accounts receivable                                 554,603
Inventory                                           835,195
Loans receivable                                     66,862              12,550
Prepaid expenses                                     10,243               2,550
                                               -------------       -------------

Total current assets                              1,682,990              98,217
                                               -------------       -------------

PROPERTY AND EQUIPMENT:

Machinery and equipment                             776,291
Office equipment                                     17,681
Leasehold improvements                               28,933
Real estate                                      21,477,937          21,507,510
Capitalized interest                                 58,677
   Less accumulated depreciation                   (242,499)            (88,250)
                                               -------------       -------------

Total property and equipment                     22,117,020          21,419,260
                                               -------------       -------------

OTHER ASSETS:

Contracts receivable                              1,805,000           1,805,000
Air quality permits                                 770,000
Goodwill                                          1,684,770
                                               -------------       -------------

Total other assets                                4,259,770           1,805,000
                                               -------------       -------------

TOTAL ASSETS                                   $ 28,059,780        $ 23,322,477
                                               =============       =============

See accompanying notes and auditors' report.


                                  SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY

                                                 BALANCE SHEET

                                             LIABILITES AND EQUITY

                                                                       March 31, 2000  December 31, 1999
                                                                       (Consolidated)   (Unconsolidated)
CURRENT LIABILITIES:

Accounts payable                                                       $    347,550
Wages payable                                                                24,717
Payroll taxes payable                                                         3,676
Income taxes payable                                                         72,480
Sales tax payable                                                               186
Current portion of real estate loans                                         51,562               77,407
                                                                       -------------        -------------

Total Current Liabilities                                                   500,171               77,407
                                                                       -------------        -------------

NON-CURRENT LIABILITIES:

Real estate loans                                                        12,718,652           12,637,262
Notes payable                                                             2,922,610              700,000
                                                                       -------------        -------------

Total liabilities                                                        16,141,433           13,414,669
                                                                       -------------        -------------
EQUITY:

Series A convertible preferred stock-convertible, $.001 par value
34,500 shares authorized, 34,500 shares issued and outstanding                   34                   34
Series B convertible preferred stock, $.001 par value,
5,000,000 shares authorized, 400,000 shares issued and outstanding              400                  400
Common stock, $.001 par value, 25,000,000 share
authorized, 7,412,904 shares issued and outstanding                           7,412                6,662
Additional paid in capital                                               13,200,188           11,259,517
Accumulated deficit                                                      (1,289,687)          (1,358,805)
                                                                       -------------        -------------

Total stockholders' equity                                               11,918,347            9,907,808
                                                                       -------------        -------------

TOTAL LIABILITES AND STOCKHOLDERS' OWNER'S EQUITY                      $ 28,059,780         $ 23,322,477
                                                                       =============        =============

See accompanying notes and accountants' report.

                   SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                For Years Ending

                                               March 31, 2000  December 31, 1999
                                               (Consolidated)   (Unconsolidated)
REVENUE

Sales                                           $  1,322,348       $  1,850,000
Rents                                                123,013            100,428
Less:  returns & discounts                           (36,909)
                                                -------------

Total Revenues                                     1,408,452          1,950,428
                                                -------------      -------------

COST OF SALES

Beginning inventory                                2,341,685
Materials                                            602,246
Direct labor                                         216,950
Overhead:
         Payroll taxes                                24,110
         Insurance                                    24,840
         Freight                                       9,340
         Depreciation - equipment                     55,204
Less: ending inventory                            (2,430,723)
                                                -------------

Total cost of sales                                  843,652
                                                -------------

Gross profit                                         564,800          1,950,428
                                                -------------      -------------

COSTS AND EXPENSE

Cost of units sold                                                    1,213,414
Selling, general and administrative                  325,662             62,314
Depreciation expense - buildings                      22,062             88,250
Interest expense                                      59,796             81,433
Property tax                                          15,959              4,200
                                                -------------      -------------

         Total costs and expenses                    423,479          1,449,611
                                                -------------      -------------

Net income                                           141,321            500,816
                                                =============      =============
Weighted average
Number of common
Shares outstanding:
                  Basic                            7,412,154          4,826,979
                  Diluted                         12,410,821          9,783,566
         Net Income
         Per Share
                  Basic                         $       .019       $       .104
                  Diluted                       $       .011       $       .051

See accompanying notes and accountants' report.


                             SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY

                                CONSOLIDATED STATEMENT OF CASH FLOWS

                                                              January 1, 2000   January 1, 1999
                                                                    to               to
                                                              March 31, 2000   December 31, 1999
                                                              (Consolidated)    (Unconsolidated)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income or (loss) from operations                            $   141,321        $   500,816

Adjustments to reconcile net income
To net cash provided:

Depreciation expense                                                 77,253             88,250
Change in current assets                                            (88,337)           (60,100)
Change in current liabilities                                         9,038
Accounts receivable                                                   4,122         (1,805,000)
                                                               -------------       ------------

         Net cash flow provided by operating
         Activities:                                                143,397         (1,276,034)
                                                               -------------       ------------

CASH FLOW FROM INVESTING ACTIVITIES:

         Net cash used in investing activities                            0                  0

CASH FLOWS FROM  FINANCING ACTIVITIES:

Cash in from loans                                                  226,705          1,611,241
Cash out for loans                                                 (302,990)          (297,922)
                                                               -------------       ------------

         Net cash used by financing activities                      (76,285)         1,313,319
                                                               -------------       ------------

Net increase in cash                                                 67,112             37,285

Balance at beginning of period                                       38,117                832


Balance at end of period                                        $   105,229        $    38,117
                                                                ============       ============

See accompanying notes and accountants' report.

                   SENIOR CARE INDUSTRIES, INC. AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------
                                 March 31, 2000

NOTE 1 - ACCOUNTING POLICIES AND PROCEDURES

1. The Company uses the accrual method of accounting, recording revenues when a transaction occurs where the Company has a reasonable expectation of receiving the revenue.

2. The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid since inception.

3. The cost of equipment real property improvements are depreciated over the estimated useful life of the asset utilizing the straight line method of depreciation.

4. The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as of the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

5. The Company has a net operating loss carry forward as of December 31, 1999. The Company will review its need for a provision for federal income tax after each operating quarter and each period for which a statement of operations is issued. The Company's marginal tax rate is 34%. The Company's effective tax rate is 0% due to the tax loss carry forward.

6. The Company evaluates the recoverability of long-lived assets in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. "SFAS No. 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to such assets. At December 31, 1999, management determined that there has been no impairment of the Company's long-lived assets. There can be no assurance, however, that market conditions will not change or demands for the Company's services will continue which could result in future long-lived assets impairments.

NOTE 2 - ACQUISITION

On May 1, 2000 the Company purchased Nobel Furniture, Inc. (Nobel) for 750,000 shares of Company common stock valued at $3,187,500. The combination will be accounted for by the purchase method. Accordingly, the Company will record assets acquired at their fair values. The effective date of this combination was agreed to as January 1, 2000. Therefore the results of operations of Nobel will be included in the income statement of the Company beginning January 1, 2000.

NOTE 3 - SEGMENT INFORMATION

The Company has adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 changes the way public companies report information about segments of their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company acquired Nobel furniture, Inc. as discussed in note 2. Nobel manufactures furniture for the national market.

Selected information for the three months ending March 31, 2000

                                Furniture manufacturer             Senior Care
                                ----------------------             -----------

Gross sales                                 $1,322,349                $123,013
Operating income                               231,986                 (90,665)
Assets                                       1,684,774              26,375,006
Liabilities                                  3,422,781              12,718,652

NOTE 4 - EARNINGS PER SHARE

Basic net income per common share is computed by dividing the net income available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Incremental common shares issuable upon the exercise of stock options and warrants, are included in the computation of diluted net income per common share to the extent such shares are dilutive.

         Numerator:
                  Numerator for basic earnings per share - net profit          $   141,321
                                                                               ------------
                  Numerator for diluted earnings per share - net profit            141,321
         Denominator:
                  Denominator for basic earnings per share - weighted
                  Average shares outstanding                                     7,412,154
                                                                               ------------
                  Denominator for diluted earnings per share - weighted
                  Average shares outstanding                                    12,410,821
                                                                               ------------

                          SENIOR CARE INDUSTRIES, INC.
                                  Balance Sheet
                                   (Unaudited)
                                 March 31, 2000

                                     Assets


     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principal for interim financial information and with the instructions to Form 10-QSB and Item 310 (b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month periods ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended March 31, 2000. For further information, refer to the audited financial statements and footnotes included in the Company's Form 10-SB filing, filed December 23, 1999. The audited financial statements in the Form 10-SB covered to the close of business as of August 31, 1999. You may also refer to the Company's Annual Report, 10KSB, filed March 29, 2000 which has audited financial statements and footnotes.

                             Nobel Concepts Fidelity
            A Wholly Owned Subsidiary of Senior Care Industries, Inc.
                         Projections for the First Year
                  Of Operations by Senior Care Industries, Inc.

Period from May 1, 2000
to April 30, 2001

Consolidated Gross Sales
Craftsman Mission Furniture Line                 8,358,055.00
Catalogue Sales                                    631,014.00
Subcontracting                                     150,000.00
                                                --------------
Total Projected Sales                            9,960,658.00

Cost of Sales
Materials
Craftsman Mission                                4,011,867.00
Catalogue Sales                                    283,957.00
Subcontracting                                     123,238.00
                                                --------------
Total Cost of Sales                              6,110,245.00

Gross Profit on Sales                            3,850,412.00

Operating Expenses
Rent                                               223,500.00
Salaries                                           294,769.00
Telephone                                           49,128.00
Utilities                                          176,862.00
Postage/Supplies                                    19,651.00
Printing                                            19,651.00
Sales/Marketing                                    982,564.00
Taxes/Licenses                                     117,908.00
Office Expense                                      19,651.00
Security                                            19,651.00
Insurance                                           49,128.00
Depreciation                                        49,128.00
Transportation                                     294,769.00
Miscellaneous                                      147,385.00
                                                --------------
Total Operating Expenses                         2,463,747.00

Net Income before Taxes & Interest               1,386,666.00

Interest Expense
Interest on Equipment Financing                      5,400.00
Interest on Accounts Receivable Financing           63,499.00
Interest on Inventory Financing                     25,057.00
                                                --------------
Net Income Before Taxes                          1,292,710.00

Provision for Income Tax                           646,355.00
                                                --------------
Net Income (Loss)                                  646,355.00

Notes to Projections:

Nobel Concepts believes that it will increase its gross sales by approximately 50% over its actual sales for the historical year ended March 31, 2000. The reason for this ability to increase actual sales is that the company has extended its sales areas throughout the United States whereas previously, it had limited penetration nationally. It has picked up major new accounts in New England, Chicago and New York. The company has stocked showroom orders for these markets. This will result in sales increases exponentially based upon sales which will be generated from these showroom samples. Furthermore, in April, 2000, the company has doubled its plant size which previously, had limited its ability to produce beyond its historical annual sales.

Cost projections are based upon historical percentages of costs for each item manufactured.

Exhibits attached:

Exhibit 1 - Copy of the Acquisition Agreement between Senior Care Industries, Inc. and Nobel Concepts Fidelity, Inc.

Item 8.  Changes in Fiscal Year

Not Applicable

Item 9.  Change is Security Rating

Not Applicable


                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: May 8, 2000

/S/ Stephen Reeder
-----------------------------------
Stephen Reeder

Chief Executive Officer & Director

Dated: May 8, 2000